UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Steven Madden, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue
Long Island City, New York	11104
(Address of principal executive offices)	(Zip Code)

(718) 446-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 6, 2025 (the “Closing Date”), Steven Madden, Ltd. (the “Company”) completed the previously-announced acquisition of the entire issued share capital of Mercury Acquisitions Topco Limited (“MATL”), a private limited company incorporated under the laws of Jersey and the holding company for the Kurt Geiger business (the “Transaction”). The Company filed a Current Report on Form 8-K in connection with the Transaction on May 7, 2025 (the “Original Report”). This Current Report on Form 8-K/A amends the Original Report to include the pro forma financial information required by Item 9.01(a) and Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

The text of the Original Report is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Original Report.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and MATL would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of MATL, collectively with its consolidated subsidiaries, as of and for the year ended February 1, 2025, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined financial statements of the Company giving effect to the Transaction as of and for the year ended December 31, 2024, and the related notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton, independent auditor of Mercury Acquisitions Topco Limited.
99.1	Mercury Acquisitions Topco Limited and Subsidiaries Audited Financial Statements.
99.2	Steven Madden, Ltd. Unaudited Pro Forma Combined Financial Statements.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steven Madden, LTD.

Date	July 16, 2025	/s/ Edward R. Rosenfeld
		Name:	Edward R. Rosenfeld
		Title:	Chairman and Chief Executive Officer